Exhibit 10.2

AGREEMENT AMENDMENT

THIS AGREEMENT AMENDMENT (“AMENDMENT”), is made and entered into by and between Sharps Compliance Corp., having its principle office at 9220 Kirby Drive, Suite 500, Houston, TX 77054 (hereinafter referred to as the “Company”), and Claude A. Dance (hereinafter referred to as the “Executive”).

WITNESSETH

For and in consideration of the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Executive agree to amend the AGREEMENT between the Company and the Executive dated December 26, 2007 and amended on December 2, 2011 (effective November 17, 2011), herein defined as the “Agreement”, as follows:

The Base Salary referred to in the Agreement of $7,692.08 per pay period (twenty-six pay periods per year) is hereby changed to $8,653.85.

IN WITNESSETH WHEREOF, the parties have executed this Agreement the day and year first written below with the amended provisions noted above being effective March 1, 2012.

EXECUTIVE:

____________________
Executive

Date:           March 6, 2012

COMPANY:

By:           ____________________
Name:           Diana P. Diaz

Title:           Vice President and Chief Financial Officer

Date:           March 6, 2012